Investments in Unconsolidated Entities	12 Months Ended
Dec. 31, 2012
Investments in Unconsolidated Entities
Investments in Unconsolidated Entities

7.    Investments in Unconsolidated Entities

            Joint ventures are common in the real estate industry. We use joint ventures to finance properties, develop new properties, and diversify our risk in a particular property or portfolio of properties. We held joint venture ownership interests in 78 properties in the United States as of December 31, 2012 and 87 properties as of December 31, 2011. At December 31, 2012 and 2011, we also held interests in eight joint venture properties in Japan, two joint venture properties in South Korea, one joint venture property in Mexico, and one joint venture property in Malaysia. We account for these joint venture properties using the equity method of accounting. As discussed below, on January 9, 2012, we sold our interest in GCI which at the time owned 45 properties in Italy. Additionally, on March 14, 2012, we purchased a 28.7% equity stake in Klépierre. On May 21, 2012, Klépierre paid a dividend, which we elected to receive in additional shares, resulting in an increase in our ownership to approximately 28.9%.

            Certain of our joint venture properties are subject to various rights of first refusal, buy-sell provisions, put and call rights, or other sale or marketing rights for partners which are customary in real estate joint venture agreements and the industry. We and our partners in these joint ventures may initiate these provisions (subject to any applicable lock up or similar restrictions), which may result in either the sale of our interest or the use of available cash or borrowings, or the use of limited partnership interests in the Operating Partnership, to acquire the joint venture interest from our partner.

            On December 31, 2012, we formed a joint venture with Institutional Mall Investors, or IMI, to own and operate The Shops at Mission Viejo in the Los Angeles suburb of Mission Viejo, California, and Woodfield Mall in the Chicago suburb of Schaumburg, Illinois. As of December 31, 2012, we and IMI each own a noncontrolling 50% interest in Woodfield Mall and we own a noncontrolling 51% interest in The Shops at Mission Viejo and IMI owns the remaining 49%. Prior to the formation of the joint venture, we owned 100% of The Shops at Mission Viejo and IMI owned 100% of Woodfield Mall. No gain was recorded as the transaction was recorded based on the carryover basis of our previous investment. Woodfield Mall is encumbered by a $425 million mortgage loan which matures in March of 2024 and bears interest at 4.5%. In January 2013, the joint venture closed a $295 million mortgage on the Shops at Mission Viejo which bears interest at 3.61% and matures in February of 2023.

            On March 22, 2012, we acquired, through an acquisition of substantially all of the assets of The Mills Limited Partnership, or TMLP, additional interests in 26 properties. The transaction resulted in additional interests in 16 of the properties which remain unconsolidated, the consolidation of nine previously unconsolidated properties and the purchase of the remaining noncontrolling interest in a previously consolidated property. The transaction was valued at $1.5 billion, which included repayment of the remaining $562.1 million balance on TMLP's senior loan facility, and retirement of $100.0 million of TMLP's trust preferred securities. In connection with the transaction, our $558.4 million loan to SPG-FCM was extinguished on a non-cash basis. We consolidated $2.6 billion in additional property-level mortgage debt in connection with this transaction. This property-level mortgage debt was previously presented as debt of our unconsolidated entities. We and our joint venture partner had equal ownership in these properties prior to the transaction.

            The consolidation of the previously unconsolidated properties resulted in a remeasurement of our previously held interest in each of these nine newly consolidated properties to fair value and recognition of a corresponding non-cash gain of $488.7 million. In addition, we recorded an other-than-temporary impairment charge of $22.4 million for the excess of carrying value of our remaining investment in SPG-FCM over its estimated fair value. The gain on the transaction and impairment charge are included in gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net in the accompanying consolidated statements of operations and comprehensive income. The assets and liabilities of the newly consolidated properties acquired in the Mills transaction have been reflected at their estimated fair value at the acquisition date.

            We recorded our acquisition of the interest in the nine newly consolidated properties using the acquisition method of accounting. Tangible and intangible assets and liabilities were established based on their fair values at the date of acquisition. The results of operations of the newly consolidated properties have been included in our consolidated results from the date of acquisition. The purchase price allocations are preliminary and subject to revision within the measurement period, not to exceed one year from the date of acquisition.

            The table below summarizes the amounts of assets acquired and liabilities assumed at the acquisition date as well as purchase accounting adjustments made from the original allocations at the date of acquisition for the nine newly consolidated properties. We amortize these amounts over the estimated life of the related depreciable components of investment property, typically no greater than 40 years, the terms of the applicable leases and the applicable debt maturity. The adjusted allocations did not have a material impact on the quarterly or annual results of operations or on our financial position at December 31, 2012. In addition to the below, we have recorded approximately $1 billion of investment in the 16 properties which remained unconsolidated at the acquisition date.

Preliminary Allocations
(in millions)
Investment properties	$4,228
Cash and cash equivalents	91
Tenant Receivables and accrued revenue, net	1
Deferred costs and other assets (including intangibles)	264

Total Assets	$4,584

Mortgages and other indebtedness, including premiums	$2,672
Accounts payable, accrued expenses, intangibles and other	164
Other Liabilities	6

Total Liabilities	$2,842

            On January 6, 2012, we paid $50.0 million to acquire an additional interest in Del Amo Fashion Center, thereby increasing our interest to 50%.

            On December 31, 2011, as further discussed in Note 4, we and our joint venture partner dissolved a venture in which we had a 50% interest and distributed a portfolio of properties previously held within the venture to us and our joint venture partner. The results of operations of these properties are now presented as loss from operations of discontinued joint venture interests and the non-cash gain of $168.3 million recorded upon distribution to the partners is presented within (loss) gain on sale or disposal of discontinued operations, net in the "Summary Financial Information" below.

Loan to SPG-FCM

            As discussed above, our loan to SPG-FCM was extinguished in the Mills transaction. During 2012, 2011 and 2010, we recorded approximately $2.0 million, $9.8 million and $9.9 million in interest income (net of inter-entity eliminations) related to this loan, respectively.

International Investments

            We conduct our international operations through joint venture arrangements and account for all of our international joint venture investments using the equity method of accounting

            European Investments.    At December 31, 2012, we owned 57,634,148 shares, or approximately 28.9%, of Klépierre, which had a quoted market price of $39.67 per share. At the date of purchase on March 14, 2012, our excess investment in Klépierre was approximately $1.2 billion, of which substantially all has been allocated to the underlying investment property based on estimated fair value. The allocation is subject to revision within the measurement period, not to exceed one year from the date of acquisition. Our share of net income, net of amortization of our excess investment, was $0.5 million from the acquisition date through December 31, 2012. Based on applicable Euro:USD exchange rates and after our conversion of Klépierre's results to GAAP, Klépierre's total assets, total liabilities, and noncontrolling interests as of December 31, 2012 were $17.2 billion, $12.4 billion, and $1.9 billion, respectively, and Klépierre's total revenues, operating income and consolidated net income were approximately $1.1 billion, $394.7 million and $323.6 million, respectively, for the period of our ownership in 2012.

            At December 31, 2011, we had a 49% ownership interest in GCI. On January 9, 2012, we sold our entire ownership interest in GCI to our venture partner, Auchan S.A. The aggregate cash we received was $375.8 million and we recognized a gain on the sale of $28.8 million. Our investment carrying value included $39.5 million of accumulated losses related to currency translation and net investment hedge accumulated balances which had been recorded in accumulated other comprehensive income (loss).

            Asian Joint Ventures.    We conduct our international Premium Outlet operations in Japan through a joint venture with Mitsubishi Estate Co., Ltd. We have a 40% ownership interest in this joint venture. The carrying amount of our investment in this joint venture was $314.2 million and $349.5 million as of December 31, 2012 and 2011, respectively, including all related components of accumulated other comprehensive income (loss). We conduct our international Premium Outlet operations in South Korea through a joint venture with Shinsegae International Co. We have a 50% ownership interest in this joint venture. The carrying amount of our investment in this joint venture was $62.9 million and $43.8 million as of December 31, 2012 and 2011, respectively, including all related components of accumulated other comprehensive income (loss).

Summary Financial Information

            A summary of our investments in joint ventures and share of income from such joint ventures, excluding Klépierre, follows. The accompanying joint venture statements of operations include amounts related to our investments in Simon Ivanhoe S.á.r.l. which was sold on July 15, 2010 and GCI which was sold on January 9, 2012. In addition, we acquired additional controlling interests in King of Prussia on August 25, 2011, and nine properties in the Mills transaction on March 22, 2012. These previously unconsolidated properties became consolidated properties as of their respective acquisition dates. Additionally, on December 31, 2011, we and our joint venture partner dissolved a venture in which we had a 50% interest and distributed a portfolio of properties previously held within the venture to us and our joint venture partner. Finally, during 2012, we disposed of our interests in one mall and three non-core retail properties. The results of operations of the properties for all of these transactions are classified as loss from operations of discontinued joint venture interests in the accompanying joint venture statements of operations. Balance sheet information for the joint ventures is as follows:

	December 31, 2012	December 31, 2011
BALANCE SHEETS
Assets:
Investment properties, at cost	$14,607,291	$20,481,657
Less — accumulated depreciation	4,926,511	5,264,565

	9,680,780	15,217,092
Cash and cash equivalents	619,546	806,895
Tenant receivables and accrued revenue, net	252,774	359,208
Investment in unconsolidated entities, at equity	39,589	133,576
Deferred costs and other assets	438,399	526,101

Total assets	$11,031,088	$17,042,872

Liabilities and Partners' Deficit:
Mortgages and other indebtedness	$11,584,863	$15,582,321
Accounts payable, accrued expenses, intangibles, and deferred revenue	672,483	775,733
Other liabilities	447,132	981,711

Total liabilities	12,704,478	17,339,765
Preferred units	67,450	67,450
Partners' deficit	(1,740,840)	(364,343)

Total liabilities and partners' deficit	$11,031,088	$17,042,872

Our Share of:
Partners' deficit	$(799,911)	$(32,000)
Add: Excess Investment	2,184,133	714,515

Our net Investment in unconsolidated entities, at equity	$1,384,222	$682,515

            "Excess Investment" represents the unamortized difference of our investment over our share of the equity in the underlying net assets of the joint ventures or other investments acquired and is allocated on a fair value basis primarily to investment property, lease related intangibles, and debt premiums and discounts. We amortize excess investment over the life of the related depreciable components of investment property, typically no greater than 40 years, the terms of the applicable leases and the applicable debt maturity, respectively. The amortization is included in the reported amount of income from unconsolidated entities.

            As of December 31, 2012, scheduled principal repayments on joint venture properties' mortgages and other indebtedness are as follows:

2013	$1,286,591
2014	1,095,731
2015	2,029,553
2016	1,106,436
2017	1,367,851
Thereafter	4,693,145

Total principal maturities	11,579,307
Net unamortized debt premiums and discounts	5,556

Total mortgages and other indebtedness	$11,584,863

            This debt becomes due in installments over various terms extending through 2034 with interest rates ranging from 0.48% to 9.35% and a weighted average rate of 5.06% at December 31, 2012.

	For the Year Ended December 31,
	2012	2011	2010
STATEMENTS OF OPERATIONS
Revenue:
Minimum rent	$1,487,554	$1,424,038	$1,365,466
Overage rent	176,609	140,822	125,239
Tenant reimbursements	691,564	660,354	655,144
Other income	171,698	150,949	181,210

Total revenue	2,527,425	2,376,163	2,327,059
Operating Expenses:
Property operating	477,338	460,235	446,358
Depreciation and amortization	506,820	485,794	482,836
Real estate taxes	178,739	167,608	174,617
Repairs and maintenance	65,163	64,271	63,185
Advertising and promotion	55,175	50,653	48,205
Provision for (recovery of) credit losses	1,824	4,496	(85)
Other	170,510	148,110	130,195

Total operating expenses	1,455,569	1,381,167	1,345,311

Operating Income	1,071,856	994,996	981,748
Interest expense	(599,400)	(593,408)	(589,769)
Loss from unconsolidated entities	(1,263)	(1,263)	—

Income from Continuing Operations	471,193	400,325	391,979
Loss from operations of discontinued joint venture interests	(20,311)	(57,961)	(60,470)
(Loss) Gain on disposal of discontinued operations, net	(5,354)	347,640	39,676

Net Income	$445,528	$690,004	$371,185

Third-Party Investors' Share of Net Income	$239,931	$384,384	$234,799

Our Share of Net Income	205,597	305,620	136,386
Amortization of Excess Investment	(83,400)	(50,562)	(48,329)
Our Share of Loss (Gain) on Sale or Disposal of Assets and Interests in Unconsolidated Entities, net	9,245	(173,820)	(20,305)
Our Share of Impairment Charge from Investments in Unconsolidated Entities, net	—	—	8,169

Income from Unconsolidated Entities	$131,442	$81,238	$75,921

            Our share of income from unconsolidated entities in the above table, aggregated with our share of results of Klépierre, is presented in Income from unconsolidated entities in the accompanying consolidated statements of operations and comprehensive income. Our share of the loss (gain) on sale or disposal of assets and interests in unconsolidated entities, net is reflected within gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net in the accompanying consolidated statements of operations and comprehensive income.

  2012 Dispositions

            In July 2012, we disposed of our interest in an unconsolidated mall, and in August 2012 we disposed of our interest in three other non-core unconsolidated properties. Our share of the net loss on disposition was $9.2 million.

  2011 Dispositions

            In April 2011, we disposed of our interest in an unconsolidated mall, resulting in a gain of $7.8 million.

  2010 Impairment

            In December 2010, we recognized an $8.2 million non-cash impairment charge representing our share of impairment on a joint venture investment in a property in Italy for which the decline in value below our carrying amount was deemed other-than-temporary.